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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Joint Proxy Statement/Prospectus of our report dated December 17, 1993, included in Zapata Corporation's Form 10-K for the year ended September 30, 1993, and to all references to our Firm included in this Joint Proxy Statement/Prospectus.



ARTHUR ANDERSEN LLP



Houston, Texas


August 14, 1996